Exhibit 10.1

Execution Version

CONSENT

THIS CONSENT (this “Consent”), dated as of November 26, 2012, is by and among RALCORP RECEIVABLES, LLC (formerly Ralcorp Receivables Corporation), a Nevada limited liability company (the “Seller”), RALCORP HOLDINGS, INC., a Missouri corporation, as master servicer (in such capacity, the “Master Servicer”), the “Funding Agents” party hereto and JPMorgan Chase Bank, N.A., a national banking association, as agent for the Purchasers (in such capacity, the “Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Receivables Purchase Agreement (defined below).

WHEREAS, the Seller, the Master Servicer, the Purchasers, the Funding Agents and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 4, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Receivables Purchase Agreement”);

WHEREAS, Section 9.1(c)(iii) of the Receivables Purchase Agreement provides that an Amortization Event will occur if Ralcorp fails to observe any covenant contained in Section 6.17 of the Ralcorp Credit Agreement as in effect on May 1, 2012, without regard to any amendment or modification thereto or restatement thereof unless the Funding Agents shall have consented in writing to such amendment, modification or restatement;

WHEREAS, the Seller has notified the Agent and the Funding Agents that Ralcorp intends to enter into an amendment of Section 6.17 of the Ralcorp Credit Agreement, as set forth on Exhibit A attached hereto (the “Credit Agreement Amendment”) and in connection therewith, the Seller has requested that the Agent and the Funding Agents consent to the Credit Agreement Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                 Credit Agreement Amendment.  Each of the Seller and Master Servicer hereby represents and warrants to the Agent and the Funding Agents that the form of the Credit Agreement Amendment attached hereto as Exhibit A is the final form thereof and except as set forth on Exhibit A hereto there have been no amendments or modifications to Section 6.17 of the Ralcorp Credit Agreement since May 1, 2012.

Section 2.                 Consent to Credit Agreement Amendment.  Subject to the terms and conditions set forth herein, the Agent and the Funding Agents consent to the Credit Agreement Amendment.

Section 3.                 Conditions Precedent.  This Consent shall become effective as of the date hereof (the “Effective Date”) upon the receipt by the Agent of (a) this Consent, (b) the Credit Agreement Amendment, in each case, duly executed by the parties hereto or thereto.

Section 4.                 Representations and Warranties.  Each of the Seller and the Master Servicer hereby represents and warrants that:

4.1.            This Consent and the Receivables Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

4.2.            Upon the effectiveness of this Consent and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Article V of the Receivables Purchase Agreement, as amended hereby, are true and correct in all material respects as of the date hereof.

4.3.            Both before and after giving effect to this Consent, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or a Potential Amortization Event.

Section 5.                 Reference to and Effect on the Receivables Purchase Agreement.

5.1.            Upon the effectiveness of this Consent, on and after the date hereof, each reference in the Receivables Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement and its amendments, as amended as provided herein.

5.2.            The Receivables Purchase Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

5.3.            The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Purchasers, the Funding Agents or the Agent, nor constitute a waiver of any provision of the Receivables Purchase Agreement, any Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 6.                 Governing Law.  THIS CONSent and the obligations hereunder, shall in all RESPECTS, including matters of construction, validity and performance, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

Section 7.                 Headings.  Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

Section 8.                 Counterparts; Facsimile or Electronic Signatures.  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Consent.  Delivery by facsimile or electronic mail (via .pdf file) of an executed signature page of this Consent shall be effective as delivery of an executed counterpart hereof.

Section 9.                 Entire Agreement.  The parties hereto hereby agree that this Consent constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

Section 10.             Fees, Costs and Expenses.  Ralcorp shall pay on demand all reasonable and invoiced fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Agent and the Funding Agents, incurred in connection with the preparation, negotiation, execution and delivery of this Consent.

                                                                              2

In Witness Whereof, the parties hereto have executed and delivered this Consent as of the date first written above.

RALCORP RECEIVABLES, LLC

(formerly, Ralcorp Receivables Corporation),

as Seller

By: /s/ S. Monette__________________________

Name:  S. Monette

Title:     President

RALCORP HOLDINGS, INC.,

as Master Servicer

By: /s/ S. Monette__________________________

Name: S. Monette

Title:    President

Signature Page to Consent

JPMORGAN CHASE BANK, N.A.,

as Agent and as a Funding Agent

By: /s/ Joel C. Gedroic_________________

Name:  Joel C. Gedroic

Title:    Executive Director

Signature Page to Consent

SUNTRUST ROBINSON HUMPHREY, INC.,

as a Funding Agent

By: /s/ Michael Peden__________________

Name:  Michael Peden

Title:    Vice President

Signature Page to Consent

EXHIBIT A

CREDIT AGREEMENT AMENDMENT

Attached